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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                     ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 26, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                  HAGGAR CORP.
             (Exact name of registrant as specified in the charter)

        NEVADA                      0-20850                  75-2187001
(State or other jurisdiction of   (Commission             (I.R.S. Employer
 incorporation or organization)   file number)          Identification Number)

                               6113 LEMMON AVENUE
                               DALLAS, TEXAS 75209
           (Address of principal executive offices including zip code)
                                 (214) 352-8481
              (Registrant's telephone number, including area code)

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

ITEM 5. OTHER EVENTS.

On March 26, 2001, the Registrant issued the press release filed herewith as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

          99 - Press Release dated March 26, 2001.


ITEM 9. REGULATION FD DISCLOSURE.

The table following this narrative sets forth information concerning the quarterly and annual consolidated operating results of Haggar Corp. (the "Company") for the fiscal year ended September 30, 2000, together with projected quarterly and annual consolidated operating results for the fiscal year commencing October 1, 2000, and ending September 30, 2001. The projections for fiscal 2001 are based on the Company's historical operating performance, current trends and the Company's internal operating budget for 2001.

The projections set forth in the table constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Although the Company believes that these forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will in fact occur and cautions that actual results may differ materially from those in the forward-looking statements. A number of factors could affect the future results of the Company or the apparel industry generally and could cause the Company's expected results to differ materially from those expressed in this filing. These factors include, among other things:


     -    Changes in general business conditions,

     -    Impact of competition in the apparel industry,

     - Changes in the performance of the retail sector in general and the apparel industry in particular,

     -    Seasonality of the Company's business,

     - Changes in consumer acceptance of new products and the success of advertising, marketing, and promotional campaigns,

     -    Changes in laws and other regulatory actions,

     -    Changes in labor relations,

     - Political and economic events and conditions domestically or in the foreign jurisdictions in which the Company operates,

     -    Unexpected judicial decisions,

     -    Changes in interest rates and capital market conditions,

     -    Inflation,

     -    Acquisition or dissolution of business enterprises,

     -    Natural disasters, and

     - Unusual or infrequent items that cannot be foreseen or are not susceptible to estimation.

The quarterly and annual consolidated operating results for the fiscal year ended September 30, 2000, do not necessarily indicate the results that may be expected for any future quarter or for any fiscal year.

The Company cautions that the quarterly and annual projections for fiscal 2001 set forth below are given as of the date hereof based on currently available information. The Company is not undertaking any obligations to update these projections as conditions change or other information becomes available.

Investors also should consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

                                  HAGGAR CORP.
                       QUARTERLY & ANNUAL PROJECTIONS FOR
                              FISCAL 2001 COMPARED
                                 TO FISCAL 2000
                         ($ IN MILLIONS EXCEPT EPS DATA)


                              1st Quarter            2nd Quarter               3rd Quarter             4th Quarter
                              -----------            -----------               -----------             -----------
                                                                                          (1)
                                                   2001                      2001                     2001
                             2001     2000       Projected        2000     Projected      2000     Projected      2000
                            Actual   Actual        Range         Actual      Range       Actual      Range       Actual
                            ------   ------        -----         ------      -----       ------      -----       ------
NET SALES                    $98       $99      $118 - $122       $117   $ 104 - $109     $102    $112 - $117     $115

NET INCOME (LOSS)          $(0.1)     $0.6      $2.0 - $2.4       $2.2    $2.3 - $2.5     $2.3    $5.1 - $5.6     $5.1

EPS CALCULATION           $(0.02)    $0.08     $0.31 - $0.35     $0.31   $0.34 - $0.37   $0.34   $0.78 - $0.83   $0.78

REORGANIZATION CHARGE (2)                    $(14.3) - $(14.3)     -

NET INCOME (LOSS) AFTER                      $(12.3) - $(11.9)    $2.2
REORGANIZATION CHARGE (2)

EPS AFTER REORGANIZATION                     $(1.80) - $(1.75)   $0.31
CHARGE (2)


                                   Annual Total
                                   ------------
                                                 (1)
                                 2001
                               Projected        2000
                                 Range         Actual
                                 -----         ------
NET SALES                     $432 - $446        $433

NET INCOME (LOSS)             $9.3 - $10.4      $10.2

EPS CALCULATION              $1.41 - $1.53      $1.50

REORGANIZATION CHARGE (2)  $(14.3) - $(14.3)      -

NET INCOME (LOSS) AFTER     $(5.0) - $(3.9)     $10.2
REORGANIZATION CHARGE (2)

EPS AFTER REORGANIZATION   $(0.70) - $(0.57)    $1.50
CHARGE (2)

(1) In the third quarter of fiscal 2000, the Company recorded a charge for legal costs of $0.9 million after taxes. This amount has been excluded from actual third quarter and annual results to present an operational comparison for the 2001 projections.

(2) On March 26, 2001, the Registrant announced that it is closing its domestic production facility in Edinburg, Texas. The charge is primarily for severance payments to associates, facilities and equipment write-downs, and related legal charges as noted in Exhibit 99 of this filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 26, 2001
                                          HAGGAR CORP.
                                          (Registrant)


                                          By:        /s/ David M. Tehle
                                               ---------------------------------
                                                         David M. Tehle
                                                   (EXECUTIVE VICE PRESIDENT,
                                                   CHIEF FINANCIAL OFFICER)